Long-term loan	12 Months Ended
Dec. 31, 2019
Long-term loan
Long-term loan
1 7 .	Long - term loan

During the year ended December 31, 2019, the Group entered into a long
-
term borrowing agreement with the China Merchants Bank, for up to RMB1.6 billion for the construction of the Group’s headquarter building, with a floating interest rate determined based on the 5-year Loan Prime Rate minus 0.44%. The loan was pledged by the Group’s two land use rights located at Pazhou Guangzhou, which amounted to RMB1.6 billion as of December 31, 2019. In November 2019, the Group drew down RMB64.5 million which was outstanding as of December 31, 2019.
The covenant specifies the consolidated debt
to
asset ratio of the Group should not exceed 65%, otherwise the bank has the right to recover the outstanding principal and interests of the loan immediately regardless of the remaining term of the contract. The Group is in compliance of this covenant as of December 31, 2019.